Exhibit 99.1

Orient-Express Hotels Overview 2006 Highlights Major investments Acquisitions Expansions Real Estate Update 2007 Outlook

Orient-Express Hotels Global hospitality and leisure company Exclusive focus on deluxe luxury market 39 Hotels, 2 Restaurants, 6 Trains, 2 River Cruise Operations Distinguished luxury brand names Orient-Express, Hotel Cipriani, Copacabana Palace,‘21’Club, Mount Nelson, The Ritz Benefits of ownership Irreplaceable assets, high barriers to entry

Global and Expanding Acquisitions since 2002 N. AMERICA ‘21’ Club, New York Windsor Court Hotel, Louisiana Charleston Place, South Carolina The Inn at Perry Cabin, Maryland Keswick Hall, Virginia El Encanto, Santa Barbara La Samanna (Caribbean) Maroma Resort and Spa (Mexico) Casa Sierra Nevada EUROPE Hotel Cipriani & Palazzo Vendramin, Italy Hotel Splendido & Splendido Mare, Italy Villa San Michele, Italy Hotel Caruso, Italy Grand Hotel Europe, Russia The Ritz, Madrid, Spain La Residencia, Mallorca, Spain Reid’s Palace, Madeira, Portugal Lapa Palace, Lisbon, Portugal Le Manoir aux Quat’Saisons, England Hôtel de la Cité, France S.E ASIA The Governor’s Residence, Yangon, La Résidence d’Angkor, Siem Reap La Résidence Phou Vao, Luang Prabang Jimbaran Puri Bali Ubud Hanging Gardens, Bali Napasai, Koh Samui, Thailand REST OF THE WORLD Copacabana Palace, Brazil Mount Nelson Hotel, South Africa Orient-Express Safaris, Botswana The Westcliff, South Africa The Observatory Hotel, Australia Lilianfels Blue Mountains, Australia Hotel Monasterio, Peru Machu Picchu Sanctuary Lodge, Peru Miraflores Park Hotel, Peru Bora Bora Lagoon Resort, South Pacific La Cabaña, Argentina TRAINS & CRUISES Venice Simplon-Orient-Express, Europe British Pullman, UK Northern Belle, UK Royal Scotsman, UK Eastern & Oriental Express, Asia Road To Mandalay, Myanmar (River Vessel) Peru Rail, Peru Hiram Bingham Train, Peru Afloat in France Dark red: Added since 2002

Highlights in 2006 Good financial results EBITDA up 28% on 2005; EBITDA margin up 300 bps on 2005 Asian Hotels acquisition complete 6 properties, 270 keys 2006 EBITDA $3m Major Refurbishments completed Reids, Madeira Copacabana Palace, Rio de Janeiro, Caruso, Ravello, Italy

Margin Recovery 1% improvement is $5m impact on annual EBITDA 140 120 100 80 60 EBITDA ($m) 40 20 0 2000 2001 2002 2003* 2004 2005 2006 Margin (%) EBITDA margin (%) 30% 25% 20% 2007 EBITDA margin on track for 30% (up 300bps) * Excludes gain on sale of Hotel Quintad o Lago

Acquisitions in 2006 Acquisitions: Maroma, Mexico, 100% ownership & land Jan 2006 Casa Sierra Nevada, Mexico : Keys 33 February 2006 Jimbaran Puri – Bali : Keys 41 July 2006 Ubud Hanging Gardens – Bali : Keys 38 July 2006 La Residence d’Angkor – Cambodia : Keys 55 July 2006 La Residence Phou Vao – Laos : Keys 34 July 2006 The Governor’s Residence – Myanmar : Keys 48 July 2006 Napasai, Koh Samui – Thailand : Keys 55 July 2006

Napasai

Casa de Sierra Nevada

Investments in 2006

Investment Opportunities:	
► Grand Hotel Europe, Russia – 120 Rooms refurbishment	Complete
► La Residencia, Mallorca – 8 luxury suites/ Restaurant/ Bar	Construction underway
► Ritz Hotel, Madrid – Foyer & restaurant,	Complete
► Monasterio, Cusco – 54 key expansion	Q4 2006 start
► Copacabana Palace, Brazil – grand ballrooms	Complete
and refurbishment of 36 suites	Complete
► Reid's Palace, Madeira – spa and pool	Complete
► Mount Nelson Hotel – Oasis wing	Complete
► La Samanna – New suits/bathrooms	Complete
► Villa San Michele, Florence – 2 suites	Complete

ORIENT-EXPRESS HOTELS
TRAINS & CRUISES

Investments planned in 2007 Investments planned Completion scheduled for El Encanto Hotel Full refurbishment Q2 2008 Underway, completion Q2 Grand Hotel Europe 120 room refurbishment 2007 Casa de Sierra Nevada Phase 1 refurbishment Underway Scheduled completion Q3 Mount Nelson Hotel Spa 2007 Scheduled completion Q2 Inn at Perry Cabin Spa 2007 Windsor Court Hotel Club Rooms Underway

Real Estate Development Major new business line OEH existing properties as a “launch pad” OEH brand strategy ideal for expansion Should be significant EBITDA generator: 2007 estimate - $15-20m 2008 estimate - $20-25m 2009 and beyond - $25m + p.a. Plus value of recurring income Industry norm 10-12% of gain on sale

Major Planned Real Estate Development 2006 2007 2008 2009 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 La Samanna i French Villas ii Cupecoy Phase 1 iii French Phase 2 iv Cupecoy Phase 2 Maroma Bora Bora Lagoon Resort Koh Samui i Phase 1 ii Phase 2 Keswick Hall Report i Phase 1 ii Phase 2 iii Phase 3

Cupecoy Yacht Club

Cupecoy Development Revenue $110 -125m EBITDA $40 - 50m Key statistics: 169 condominiums Construction complete end 2008 Accounting on percentage completion Key release periods, 2007 H2 and 2008 H1 Balance (20%) released in 2009 Anticipated annualised phasing 40% 2007, 60% 2008

La Samanna Villas – French-side

La Samanna development Revenue $38 - 45m EBITDA $13 - 15m Key statistics: 8 villas Construction complete early 2008 Accounting on actual basis Aim to sell one per quarter, first sold in 2006 Q4

Keswick Estate

Keswick Hall Estate 2006 Sales Plots sold 11; EBITDA $3.2m 2007 Anticipated Sales Plots to be sold 9; EBITDA $2 - 3m 2008 and Beyond Plots to be sold 36; EBITDA $17 - 20m

Koh Samui

Koh Samui Phase 1 14 villas 6 sold pre-acquisition 4 sold in Q4 2006 P&L impact minimal, due to fair value accounting Phase 2 40 villas in land behind hotel Average sale price $750,000 Margin 40% Anticipated start date, end 2008

Villas at Maroma

Maroma 27 Units Average sale price between $2.5m and $3m Margin 40-45% Project scheduled between mid 2008-mid 2009

Outlook - 2007 Key Drivers Demand growth continues; Demographics continue to favour industry; Limited supply; Bookings 5% ahead for year, 16% ahead in Europe; Disruption free year

2006 Results Dec 31 Dec 31 Change $’m 2006 2005 (%) Revenue (1) 511 448 14% EBITDA 138 108 28% Net earnings (2) 46 36 28% EPS ($) (2) 1.13 0.93 22% EBITDA Margin (%) 27% 24% +300bp (1) Includes earnings from unconsolidated companies Same store RevPAR (2) Adjusted for non-recurring items US Dollar +10% Local currency +11%

2007 Quarter 1 Results March 31 March 31 Change $’m 2007 2006 (%) Revenue (1) 99.4 81.5 22% EBITDA 14.3 8.5 68% Net earnings (3.7) (7.4) - EPS ($) (0.09) (0.19) - EBITDA Margin (%) 14% 10% 400 bps (1) Includes earnings from unconsolidated companies Same store RevPAR US Dollar +1% Local currency +7%

Balance Sheet –Hidden Equity December 31, 2006 Assets ($’m) Cash 79 Plus undrawn facility $97m Current assets 139 Fixed assets and investments 1,351 Historical depreciated cost Intangible and other assets 183 1,752 Liabilities Current liabilities 155 Debt 669 Other 119 Shareholder’s equity 809 1,752

Summary Solid Performance in 2006 Financial performance Acquisitions and Expansions Encouraging Outlook for 2007 Industry outlook positive Strong demand, limited supply addition Bookings pace currently ahead 5% Margin recovery Continuing Opportunities Real Estate program gathering pace Acquisition and Expansion

ORIENT-EXPRESS HOTELS LTD. Management believes that EBITDA (net earnings adjusted for interest expense, foreign currency, tax, depreciation and amortization) is a useful measure of operating performance, for example to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets. EBITDA is also a financial performance measure commonly used in the hotel and leisure industry, although the company's EBITDA may not be comparable in all instances to that disclosed by other companies. EBITDA does not represent net cash provided by operating, investing and financing activities under U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs, and should not be considered as an alternative to earnings from operations or net earnings under U.S. generally accepted accounting principles for purposes of evaluating operating performance. This presentation and the accompanying oral remarks by management contain, in addition to historical information, forward-looking statements that involve risks and uncertainties. These include statements regarding earnings growth, investment plans and similar matters that are not historical facts. These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause a difference include, but are not limited to, those mentioned in the presentation and oral remarks, unknown effects on the travel and leisure markets of terrorist activity and any police or military response, varying customer demand and competitive considerations, realization of hotel bookings and reservations and planned property development sales as actual revenue, inability to sustain price increases or to reduce costs, fluctuations in interest rates and currency values, uncertainty of negotiating and completing proposed capital expenditures and acquisitions, adequate sources of capital and acceptability of finance terms, possible loss or amendment of planning permits and delays in construction schedules for expansion or development projects, delays in reopening properties closed for repair or refurbishment and possible cost overruns, shifting patterns of tourism and business travel and seasonality of demand, adverse local weather conditions, uncertainty of collecting insurance claims for property damage and lost earnings, changing global and regional economic conditions, and legislative, regulatory and political developments. Further information regarding these and other factors is included in the filings by the company with the U.S. Securities and Exchange Commission.